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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  February 23, 2000

          PINNACLE ENTERTAINMENT, INC. (formerly Hollywood Park, Inc.)
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                          0-10619                         95-3667491
(State or Other Jurisdiction             (Commission                      (IRS Employer
     of Incorporation)                   File Number)                  Identification No.)

330 N. Brand Boulevard, Suite 1100, Glendale, California                91203
     (Address of Principal Executive Offices)                         (Zip Code)

      Registrant's telephone number, including area code:  (818) 662-5900
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Item 5.   Other Events.

     On February 23, 2000, Pinnacle Entertainment, Inc. (formerly Hollywood Park, Inc.) issued a press release, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 7.   Exhibits.

     99.1  Press Release dated February 23, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PINNACLE ENTERTAINMENT, INC.

Date:  February 24, 2000      By: /s/ Bruce C. Hinckley
                                 ______________________________________________
                                 Bruce C. Hinckley
                                 Chief Financial Officer

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                                 Exhibit Index
                                 -------------

Exhibit        Description
-------        -----------

99.1           Press Release dated February 23, 2000.